UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31

Date of reporting period:	July 1, 2007 to December 31, 2007

Item 1 - Report to Shareholders

February 19, 2008

Dear Fellow Shareholder,

The New America High Income Fund (the "Fund") is invested in an economy that suffered greatly in the second half of 2007 and continues to suffer. Our investment advisor, T. Rowe Price Associates, Inc., is managing our portfolio in very troubled markets and despite careful investing by them, the portfolio has declined in value. In addition, increases in the cost of the Fund's leverage have reduced the Fund's income.

In the second half of 2007 most of the major fixed-income markets experienced a significant decrease in liquidity, leading to increased volatility and investors demanding an increased risk premium. The phrases "sub-prime mortgage tsunami" and "credit crunch" have become part of the public lexicon as the values applied to securitized assets and the related debt unraveled. The realization of these problems led to a flight to quality. Although the Fund does not invest in sub-prime mortgages, collateralized debt obligations or similar instruments, the crisis in the markets for those instruments spread to other markets around the world, resulting in significant adverse effects on the Fund's portfolio and its leverage.

In past shareholder reports, we have highlighted the importance of the Fund's leverage in supporting the common stock dividend. The leverage is in the form of an Auction Term Stock (the "ATP"). The dividend rate the Fund must pay on the ATP resets monthly through an auction procedure. Historically, the rate on the Fund's ATP has generally floated around one month LIBOR (the London Interbank Offered Rate), a widely used money market reference rate.

In late summer 2007, as the consequences of the sub-prime mortgage collapse spread, demand for auction rate securities like the Fund's ATP fell sharply, resulting in a higher dividend rate for the ATP. Beginning in August the rate set in the auctions rose sharply to as high as 200 basis points above LIBOR, increasing the Fund's costs, and thereby decreasing its net income. Investor demand for auction rate securities has continued to decline in 2008. Under the terms of the ATP negotiated by management, the maximum dividend rate currently payable on the ATP is 150% of AA-rated 30 day commercial paper rate. The maximum rate applies only in the event of an auction failure. To date, the Fund has had one auction failure and the dividend rate was set at 4.527%. Even at the current maximum dividend rate, there is a positive spread between the cost of the ATP and the earnings on the portfolio, which contributes to the common stock dividend.

The Fund raised $33 million in a rights offering that was completed in September 2007, which reduced the portfolio's leverage ratio. The Fund had planned to issue additional shares of ATP following the rights offering in order to restore the portfolio's leverage ratio. However, when the rights offering was completed, issuing additional shares of ATP was not possible because the auction rate securities market essentially closed to new issuance in the fourth quarter as a consequence of the unexpected ripple effect of the sub-prime mortgage collapse on the asset-backed securities market, which occurred after the commencement of the rights offering. The resulting reduction in the portfolio's leverage ratio is a second factor lowering the Fund's income. Nonetheless, given the continuing volatility of the markets in which the Fund invests, the reduction in the Fund's leverage ratio should have the beneficial effect of reducing the volatility of the Fund's net asset value per share (the "NAV").

We reported in the June 30, 2007 shareholder letter that the leverage and a related interest rate swap contributed approximately 22% of the Fund's income during the first half of 2007. Due to the events described above, currently the contribution of the leverage and interest rate swap has fallen to approximately 14% of the Fund's income.

Performance Update

The Fund's NAV was $1.94 and the market price for the Fund's shares on the New York Stock Exchange closed at $1.71 on December 31, 2007, representing a market price discount of 11.9% from NAV. According to Lipper, a nationally recognized source of mutual fund data, as of December 31, 2007, market price discounts on leveraged high yield funds ranged from 0% to 15.5%.

	Total Returns for the Periods Ending December 31, 2007
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	-16.34%	5.29%
New America High Income Fund (NAV and Dividends)	-0.16%	18.07%
Lipper Closed-End Fund Leveraged High Yield Average (NAV and Dividends)	-6.91%	9.94%
Credit Suisse High Yield Index	2.65%	17.48%
Citigroup 10 Year Treasury Index	9.77%	13.56%

Sources: Credit Suisse, Citigroup, Lipper, The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Fund's ratio of total expenses to average net assets applicable to common stock was 1.34% for the year ended December 31, 2007. The Fund's ratio of total expense to average net assets applicable to common and preferred stock was .84% for the year ended December 31, 2007. The Fund's total returns based upon NAV and dividends in the above table reflect returns after accounting for Fund expenses.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

We have no way to know how long this period of economic uncertainty will last. The market price of the Fund's shares and the NAV may continue to be more volatile than in earlier periods. The flight to safety has depressed the value of the portfolio holdings which is more fully discussed in the investment advisor's letter below. In addition, the risk premium demanded by investors has risen substantially which has resulted in a greater discount in the market price of the Fund's shares compared with the NAV.

During this time of economic uncertainty, we anticipate that the contribution of the leverage and interest rate swap will continue to be lower than it has been historically. As a result, the Fund cannot continue to support a monthly common stock dividend of $.0175 per share, which the Fund has paid since February 2003. Consequently, beginning in March 2008, the Fund's monthly dividend will be reduced to $.013 per common share.

Below, the Fund's investment advisor, T. Rowe Price Associates, Inc., reviews the performance of the high yield bond market in 2007, its strategy to protect the Fund's investments in the current environment and its outlook going forward.

High Yield Market Update

The high yield market struggled through the second half of 2007 and posted disappointing results for the full year, with the Credit Suisse High Yield Index (the "Index") showing a gain for the asset class of 2.65%. The second round of the current credit crisis began in November and quickly wiped out the positive momentum generated in

September and October. While high yield bonds generally posted small gains in December, the high yield asset class significantly lagged U.S. Treasury bonds, and its spreads, a measure of relative yield versus Treasuries, widened significantly during the fourth quarter. By year end, investors were concluding that Wall Street's problems were spreading to Main Street, and that the American economy was in danger of slipping into recession. Securities issued by companies in the housing, retailing and financial services sectors were punished most severely.

The dramatic widening in yield spreads between the high yield asset class and U.S. Treasuries suggests that the market anticipates default rates in the high yield market will spike up sharply in 2008. While we remain dedicated to maintaining close scrutiny of the corporate health and well being of the Fund's investments from a credit risk perspective, we are equally concerned about the current challenges in this asset class relating to the depth of the market. The damage inflicted on broker dealers from excessive financial engineering in 2007 has left fewer investment banks willing to make markets in trading many fixed income securities, including high yield bonds. Trading volumes in our market dropped significantly in December as the major Wall Street firms absorbed billions in losses on sub prime mortgage structured products.

Strategy Update

We believe our emphasis on defensive sector positioning should help the portfolio to withstand a serious consumer-led slowdown in the U.S. economy. For the past year, we have emphasized less economically sensitive industries such as energy, utilities, healthcare and services. Conversely, we have underweighted cyclical sectors that are currently experiencing fundamental stress. Exposure to lower rated CCC securities is also conservative, particularly in the more aggressive leveraged buyout deals and we have at times moved up the capital structure in seniority to a company's loans, in an effort to increase safety without large sacrifices in yield. The high yield market is also fortunate to have a limited number of financial services companies other than Ford Credit and GMAC. Even though at present we believe these two companies will remain solvent and have compelling absolute yields, we have kept our exposures modest in light of the current environment.

We participated in three noteworthy private equity deals priced during the fourth quarter. Texas Utilities, First Data and Nuveen Investments all received careful scrutiny by our analysts, and were deemed outstanding long term investment opportunities. All three companies generate predictable steady operating cash flows and enjoy strong competitive positions within their respective markets. More importantly, securities in each company were priced to reflect difficult market conditions, with double digit yields for each bond. We are gratified that these three purchases were resilient during the fourth quarter and generated positive returns when the overall market direction was negative. We plan to continue this opportunistic approach to new issues during the first quarter of 2008, even though we expect the market to be volatile for the foreseeable future. Our biggest disappointments include the purchases of bank debt and bonds in two LBOs, Spanish language media broadcaster Univision and multi-restaurant chain operator Outback Steakhouse. At the time of the deal for Outback which closed in June, equity holders protested loudly that they did not receive adequate compensation in the buyout. Now, just a few months later, the bank debt and bonds for both deals have declined dramatically. While the price action in these names has been painful and we are disappointed that the bank debt in particular did not offer greater downside protection, our analysis continues to support the view that these are fundamentally sound investments.

Outlook

The high yield market is under pressure with some evidence of deteriorating corporate fundamentals, poor investor psychology and concerns over the balance sheet health at some broker dealers, among other factors, weighing on prices. When assessing how much more the market will correct, it is important to note that high yield bond spreads are, on average, north of 600 basis points which should help to compensate investors for an increase in the default rate from its recent historically low level. We believe we have positioned the portfolio away from the most consumer dependent industries where we see the greatest risk for bankruptcies. We will continue to take a cautious approach to investing in both new issues and other opportunities we uncover.

Thank you for your continued interest in the Fund.

Sincerely,

Robert F. Birch President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Ellen E. Terry Vice President The New America High Income Fund, Inc.	Paul Karpers Vice President T. Rowe Price Associates, Inc.

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and the Adviser disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations.

The New America High Income Fund, Inc.

Industry Summary December 31, 2007	As a Percent of Total Investments
Telecommunications	10.36%
Oil and Gas	9.91%
Utilities	9.06%
Broadcasting and Entertainment	8.68%
Healthcare, Education and Childcare	6.71%
Electronics	6.29%
Mining, Steel, Iron and Non-Precious Metals	5.53%
Containers, Packaging and Glass	4.62%
Printing and Publishing	4.46%
Hotels, Motels, Inns and Gaming	3.59%
Retail Stores	3.41%
Automobile	3.29%
Personal, Food and Miscellaneous Services	3.15%
Diversified/Conglomerate Service	2.99%
Finance	2.36%
Building and Real Estate	1.94%
Chemicals, Plastics and Rubber	1.78%
Aerospace and Defense	1.08%
Personal Non-Durable Consumer Products	1.03%
Diversified/Conglomerate Manufacturing	1.02%
Insurance	0.99%
Beverage, Food and Tobacco	0.92%
Ecological	0.89%
Cargo Transport	0.73%
Leisure, Amusement and Entertainment	0.60%
Textiles and Leather	0.36%
Machinery	0.33%
Personal Transportation	0.26%
Furnishings, Housewares, Durable Consumer Products	0.05%
Short-Term Investments	3.61%
Total Investments	100.00%
Moody's Investors Service Ratings December 31, 2007 (Unaudited)	As a Percent of Total Investments
Short Term Prime-1	3.61%
Baa3	1.44%
Ba1	3.98%
Ba2	6.07%
Ba3	17.54%
Total Ba	27.59%
B1	13.44%
B2	16.13%
B3	23.67%
Total B	53.24%
Caa1	10.62%
Caa2	1.35%
Caa3	0.37%
Total Caa	12.34%
Unrated	1.36%
Equity	0.42%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — 138.18% (d)
Aerospace and Defense — 1.71%
$1,625	GenCorp Inc., Senior Subordinated Notes, 9.50%, 08/15/13	B1	$1,645
925	Hawker Beechcraft Acquisition Company LLC, Senior Notes, 8.50%, 04/01/15 (g)	B3	925
425	Hawker Beechcraft Acquisition Company LLC, Senior Notes, 8.875%, 4/01/15 (g)	B3	421
825	TransDigm Inc., Senior Subordinated Notes, 7.75%, 07/15/14	B3	837
			3,828
Automobile — 4.63%
950	Accuride Corporation, Senior Subordinated Notes, 8.50%, 02/01/15	B3	770
1,075	Allison Transmission, Inc., Senior Notes, 11.25%, 11/01/15 (g)	Caa1	938
300	Cooper Standard Automotive Inc., Senior Subordinated Notes, 8.375%, 12/15/14	Caa1	237
425	General Motors Corporation, Senior Notes, 7.125%, 07/15/13	Caa1	364
275	General Motors Corporation, Senior Notes, 7.20%, 01/15/11	Caa1	250
1,300	General Motors Corporation, Senior Notes, 7.70%, 04/15/16	Caa1	1,089
960	Goodyear Tire & Rubber Company, Senior Notes, 8.625%, 12/01/11	Ba3	1,003
1,100	Goodyear Tire & Rubber Company, Senior Notes, 8.663%, 12/01/09	Ba3	1,104
525	KAR Holdings, Inc., Senior Notes, 8.911%, 05/01/14 (g)	B3	476
1,300	KAR Holdings, Inc., Senior Subordinated Notes, 10%, 05/01/15 (g)	Caa1	1,160

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$825	SPX Corporation, Senior Notes, 7.625%, 12/15/14 (g)	Ba2	$844
1,075	Tenneco Inc., Senior Subordinated Notes, 8.625%, 11/15/14	B3	1,054
900	TRW Automotive Inc., Senior Notes, 7.25%, 03/15/17 (g)	Ba3	812
275	United Components, Inc., Senior Subordinated Notes, 9.375%, 06/15/13	Caa1	272
			10,373
Beverage, Food and Tobacco — 1.20%
1,025	Del Monte Corporation, Senior Subordinated Notes, 8.625%, 12/15/12	B2	1,040
1,050	Reynolds American, Inc., Senior Secured Notes, 7.25%, 06/01/13	Ba1	1,124
475	Reynolds American, Inc., Senior Secured Notes, 7.625%, 06/01/16	Ba1	512
			2,676
Broadcasting and Entertainment — 11.81%
1,650	Allbritton Communications Company, Senior Subordinated Notes, 7.75%, 12/15/12	B1	1,646
175	AMC Entertainment, Inc., Senior Subordinated Notes, 11%, 02/01/16	B2	184
400	Barrington Broadcasting Group LLC, Senior Subordinated Notes, 10.50%, 08/15/14	B3	413
450	Bonten Media Group, Inc., Senior Subordinated Notes, 9%, 06/01/15 (g)	Caa1	392
425	Canadian Satellite Radio, Senior Notes, 12.75%, 02/15/14	(e)	418
900	CCH I, LLC, Senior Notes, 11%, 10/01/15	Caa2	733
1,800	CCH II, LLC, Senior Notes 10.25%, 09/15/10	Caa1	1,764

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$1,275	Charter Communications, Senior Notes, 8%, 04/30/12 (g)	B2	$1,230
3,000	Clear Channel Communications, Senior Notes, 6.25%, 03/15/11	Baa3	2,692
1,000	CSC Holdings, Inc., Senior Notes, 7.25%, 07/15/08	B2	1,004
1,303	DIRECTV Holdings LLC, Senior Notes, 8.375%, 03/15/13	Ba3	1,358
1,128	EchoStar DBS Corporation, Senior Notes, 6.625%, 10/01/14	Ba3	1,128
775	EchoStar DBS Corporation, Senior Notes, 7%, 10/01/13	Ba3	781
500	Intelsat Subsidiary Holding Co., Ltd., Senior Notes, 8.25%, 01/15/13	B2	504
475	Kabel Deutschland GmbH, Senior Notes, 10.625%, 07/01/14	B2	499
1,900	Lamar Media Corporation, Senior Subordinated Notes, 6.625%, 08/15/15	Ba3	1,852
350	Local TV Finance, LLC, Senior Notes, 9.25%, 06/15/15 (g)	Caa1	333
650	Mediacom Broadband LLC, Senior Notes, 8.50%, 10/15/15	B3	570
625	Nexstar Broadcasting, Inc., Senior Subordinated Notes 7%, 01/15/14	B3	583
1,649	PanAmSat Corporation, Senior Notes, 9%, 08/15/14	B2	1,665
250	Rainbow National Services LLC, Senior Notes, 8.75%, 09/01/12 (g)	B2	256
300	Rogers Cable Inc., Senior Secured Notes, 6.75%, 03/15/15	Baa3	313

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$300	Shaw Communications Inc., Senior Notes, 8.25%, 04/11/10	Ba1	$313
1,795	Sinclair Broadcast Group, Inc., Senior Subordinated Notes, 8%, 03/15/12	Ba3	1,829
1,100	Univision Communications, Inc., Senior Notes, 9.75%, 03/15/15 (g)	B3	996
250	Videotron Ltee., Senior Notes, 6.375%, 12/15/15	Ba1	234
825	Videotron Ltee., Senior Notes, 6.875%, 01/15/14	Ba1	804
2,025	XM Satellite Radio, Inc., Senior Notes 9.75%, 05/01/14	Caa1	1,949
			26,443
Building and Real Estate — 3.06%
500	AMH Holdings, Inc., Senior Notes, 11.25%, 03/01/14 (b)	Caa2	320
625	B.F. Saul Real Estate Investment Trust, Senior Secured Notes, 7.50%, 03/01/14	Ba2	581
675	Builders FirstSource, Inc., Senior Secured Notes, 9.119%, 02/15/12	B2	591
500	FelCor Lodging Limited Partnership, Senior Notes, 8.50%, 06/01/11	Ba3	518
100	Host Marriott, L.P., Senior Notes, 6.375%, 03/15/15	Ba1	99
2,700	Host Marriott, L.P., Senior Notes, 6.75%, 06/01/16	Ba1	2,666
550	Host Marriott, L.P., Senior Notes, 7.125%, 11/01/13	Ba1	554
875	Texas Industries, Inc., Senior Notes, 7.25%, 07/15/13	Ba3	871
500	Ventas Realty, Limited Partnership, Senior Notes, 6.50%, 06/01/16	Ba1	491
150	Ventas Realty, Limited Partnership, Senior Notes, 6.75%, 04/01/17	Ba1	149
			6,840

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
Cargo Transport — 1.15%
$1,125	American Railcar Industries, Inc., Senior Notes, 7.50%, 03/01/14	B1	$1,060
825	Greenbrier Companies, Inc., Senior Notes, 8.375%, 05/15/15	B2	788
600	Swift Transportation Co., Inc., Senior Secured Notes, 12.50%, 05/15/17 (g)	Caa1	308
400	TFM, S.A. de C.V., Senior Notes, 9.375%, 05/01/12	B2	419
			2,575
Chemicals, Plastics and Rubber — 2.80%
550	Hercules Inc., Senior Subordinated Notes, 6.75%, 10/15/29	Ba3	531
500	Hexion Specialty Chemicals Inc., Senior Secured Notes, 9.369%, 11/15/14	B3	510
900	Hexion Specialty Chemicals Inc., Senior Secured Notes, 9.75%, 11/15/14	B3	974
800	Ineos Group Holdings plc, Senior Secured Notes, 8.50%, 02/15/16 (g)	B3	708
1,225	INVISTA S.A.R.L., Senior Notes 9.25%, 05/01/12 (g)	Ba3	1,277
1,300	KI Holdings, Inc., Senior Notes, 9.875%, 11/15/14 (b)	B3	1,105
500	Koppers Inc., Senior Secured Notes, 9.875%, 10/15/13	B2	528
475	Nalco Company, Senior Notes, 7.75%, 11/15/11	B1	479
200	Nell AF S.a.r.l., Senior Secured Notes, 8.375%, 08/15/15 (g)	B3	162
			6,274
Containers, Packaging and Glass — 6.97%
825	AEP Industries, Inc., Senior Notes, 7.875%, 03/15/13	B1	784
350	Berry Plastics Holding Corporation, Senior Secured Notes, 8.866%, 09/15/14	B3	329

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$1,225	Berry Plastics Holding Corporation, Senior Secured Notes, 8.875%, 09/15/14	B3	$1,170
525	Berry Plastics Holding Corporation, Senior Secured 10.25%, 03/01/16	Caa2	462
950	Boise Cascade, LLC, Senior Subordinated Notes, Notes, 7.125%, 10/15/14	B2	919
950	BWAY Corporation, Senior Subordinated Notes, 10%, 10/15/10	B3	938
550	Clondalkin Acquisition BV, Senior Notes, 6.991%, 12/15/13 (g)	Ba3	518
275	Domtar Inc., Senior Notes, 5.375%, 12/01/13	B1	250
1,100	Domtar Inc., Senior Notes, 7.125%, 08/15/15	B1	1,078
100	Domtar Inc., Senior Notes, 9.50%, 08/01/16	B1	108
775	Georgia-Pacific Corporation, Senior Notes, 7%, 01/15/15 (g)	Ba3	754
900	Georgia-Pacific Corporation, Senior Notes, 7.125%, 01/15/17 (g)	Ba3	871
525	Georgia-Pacific Corporation, Senior Notes, 7.70%, 06/15/15	B2	516
1,200	Georgia-Pacific Corporation, Senior Notes, 8.125%, 05/15/11	B2	1,212
450	Graphic Packaging International Inc., Senior Notes, 8.50%, 08/15/11	B2	447
325	Graphic Packaging International Inc., Senior Subordinated, Notes, 9.50%, 08/15/13	B3	323
750	NewPage Corporation, Senior Secured Notes, 10%, 05/01/12	B2	758
150	NewPage Corporation, Senior Secured Notes, 10%, 05/01/12 (g)	B2	151

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$1,225	NewPage Corporation, Senior Subordinated Notes, 12%, 05/01/13	B3	$1,256
975	Owens-Brockway Glass Container, Inc., Senior Notes, 6.75%, 12/01/14	B3	970
575	Plastipak Holdings, Inc., Senior Notes, 8.50%, 12/15/15 (g)	B3	576
325	Stone Container Corporation, Senior Notes, 8.375%, 07/01/12	B3	323
400	Stone Container Finance Company of Canada II, Senior Notes, 7.375%, 07/15/14	B3	377
525	Verso Paper Holdings LLC, Senior Secured Notes, 8.661%, 08/01/14	B2	511
			15,601
Diversified/Conglomerate Manufacturing — 1.61%
725	Bombardier Inc., Senior Notes, 6.30%, 05/01/14 (g)	Ba2	711
500	Hawk Corporation, Senior Notes, 8.75%, 11/01/14	B3	507
2,175	RBS Global, Inc., Senior Notes, 9.50%, 08/01/14	B3	2,132
250	Trinity Systems, Inc., Senior Notes, 6.50%, 03/15/14	Baa3	246
			3,596
Diversified/Conglomerate Service — 4.00%
4,550	First Data Corporation, Senior Notes, 9.875%, 9/24/15 (g)	B3	4,220
700	Hertz Corporation, Senior Notes, 8.875%, 01/01/14	B1	709
1,100	Hertz Corporation, Senior Notes, 10.50%, 01/01/16	B2	1,138
300	IKON Office Solutions, Inc., Senior Notes, 9.926%, 01/01/12 (g)	Ba3	303

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$1,100	Mobile Services Group, Inc. Senior Notes, 9.75%, 08/01/14	B3	$1,012
825	Rental Services Corporation, Senior Notes 9.50%, 12/01/14	Caa1	743
925	Sunstate Equipment Co, LLC, Senior Secured Notes, 10.50%, 04/01/13 (g)	B3	824
			8,949
Ecological — 1.41%
950	Allied Waste North America, Inc., Senior Secured Notes, 7.875%, 04/15/13	B1	973
1,575	Casella Waste Systems, Inc., Senior Subordinated Notes, 9.75%, 02/01/13	B3	1,595
575	WCA Waste Corporation, Senior Notes, 9.25%, 06/15/14	B3	585
			3,153
Electronics — 8.73%
800	Avego Technologies Finance Pte. Ltd., Senior Notes, 10.125%, 12/01/13	B2	849
875	Celestica Inc., Senior Subordinated Notes, 7.875%, 07/01/11	B3	849
675	Dycom Investments, Inc., Senior Subordinated Notes, 8.125%, 10/15/15	Ba3	668
825	Freescale Semiconductor, Inc., Senior Notes, 8.866%, 12/15/14	B2	701
1,550	Freescale Semiconductor, Inc., Senior Notes, 8.875%, 12/15/14	B2	1,379
600	Freescale Semiconductor, Inc., Senior Subordinated Notes, 10.125%, 12/15/16	B3	494
800	General Cable Corporation, Senior Notes, 1%, 10/15/12 (g)	B1	903
475	General Cable Corporation, Senior Notes, 7.125%, 04/01/17	B1	466

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$375	General Cable Corporation, Senior Notes, 7.606%, 04/01/15	B1	$358
825	iPayment Inc., Senior Subordinated Notes, 9.75%, 05/15/14	Caa1	775
736	iPayment Inc., Senior Subordinated Notes, 12.75%, 07/15/14 (g)(i)	(e)	773
725	Lucent Technologies, Inc., Senior Notes 6.45%, 03/15/29	Ba3	602
1,275	Lucent Technologies, Inc., Senior Notes 6.50%, 01/15/28	Ba3	1,049
1,450	Nortel Networks Limited, Senior Notes, 9.493%, 07/15/11 (g)	B3	1,414
975	NXP B.V., Senior Secured Notes, 7.993%, 10/15/13	Ba3	897
400	NXP B.V., Senior Secured Notes, 9.50%, 10/15/15	B3	364
389	Sanmina-SCI Corporation, Senior Notes, 7.741%, 06/15/10 (g)	B1	388
350	Serena Software, Inc., Senior Subordinated Notes, 10.375%, 03/15/16	Caa1	349
650	Spansion Technology, Inc., Senior Notes, 11.25%, 01/15/16 (g)	Caa1	553
300	SS&C Technologies, Inc., Senior Subordinated Notes, 11.75%, 12/01/13	Caa1	325
350	STATS ChipPAC Ltd., Senior Notes, 6.75%, 11/15/11	Ba1	352
325	STATS ChipPAC Ltd., Senior Notes, 7.50%, 07/19/10	Ba1	336
1,750	Sungard Data Systems Inc., Senior Notes, 9.125%, 08/15/13	Caa1	1,781

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$825	Superior Essex Communications LLC, Senior Notes, 9%, 04/15/12	B3	$792
1,025	Travelport LLC, Senior Subordintaed Notes, 11.875%, 09/01/16	Caa1	1,094
375	Unisys Corporation, Senior Notes, 6.875%, 03/15/10	B2	355
250	Unisys Corporation, Senior Notes, 8%, 10/15/12	B2	220
450	Unisys Corporation, Senior Notes, 12.50%, 01/15/16	B2	457
			19,543
Finance — 3.73%
300	Ford Motor Credit Company, Senior Notes, 7.375%, 10/28/09	B1	283
3,875	Ford Motor Credit Company, Senior Notes, 9.693%, 04/15/12	B1	3,798
750	GMAC LLC, Senior Notes, 6.875%, 08/28/12	Ba3	623
550	GMAC LLC, Senior Notes, 6.875%, 09/15/11	Ba3	470
675	GMAC LLC, Senior Notes, 7.25%, 03/02/11	Ba3	597
975	Mobile Mini, Inc. Senior Notes, 6.875%, 05/01/15	B1	880
1,175	Nuveen Investments, Inc., Senior Notes, 5.50%, 9/15/15	B3	811
900	Nuveen Investments, Inc., Senior Notes, 10.50%, 11/15/15 (g)	B3	897
			8,359
Furnishings, Housewares, Durable Consumer Products — .08%
200	Simmons Company, Senior Subordinated Notes, 7.875%, 01/15/14	B2	186
Healthcare, Education and Childcare — 9.10%
1,050	Cengage Learning Acquisitions, Inc., Senior Subordinated Notes, 13.25%, 07/15/15 (b)(g)	Caa2	840

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$4,000	CHS/Community Health Systems, Inc., Senior Notes, 8.875%, 07/15/15	B3	$4,080
375	CRC Health Corporation, Senior Subordinated Notes, 10.75%, 02/01/16	Caa1	384
1,000	DaVita, Inc., Senior Subordinated Notes, 7.25%, 03/15/15	B2	1,005
2,275	Education Management LLC, Senior Subordinated Notes, 10.25%, 06/01/16	Caa1	2,343
4,975	HCA, Inc., Senior Secured Notes, 9.25%, 11/15/16	B2	5,236
300	HCA, Inc., Senior Secured Notes, 9.625%, 11/15/16	B2	317
1,025	Health Management Associates, Inc., Senior Notes, 6.125%, 4/15/16	(e)	896
500	IASIS Healthcare LLC, Senior Subordinated Notes, 8.75%, 06/15/14	B3	501
700	Invacare Corporation, Senior Notes, 9.75%, 02/15/15	B2	707
350	Omnicare, Inc., Senior Subordinated Notes, 6.75%, 12/15/13	Ba3	329
1,025	Omnicare, Inc., Senior Subordinated Notes, 6.875%, 12/15/15	Ba3	953
550	United Surgical Partners International, Inc., Senior Notes, 9.25%, 05/01/17	Caa1	535
450	Universal Hospital Services, Inc., Senior Secured Notes, 8.288%, 06/01/15	B3	455
200	Universal Hospital Services, Inc., Senior Secured 8.50%, 06/01/15	B3	203
75	US Oncology, Inc., Senior Notes, 9%, 08/15/12	B2	74
375	US Oncology, Inc., Senior Subordinated Notes, 10.75%, 08/15/14	B3	370

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$1,175	Vanguard Health Holding Company II, LLC, Senior Subordinated Notes, 9%, 10/01/14	Caa1	$1,129
			20,357
Hotels, Motels, Inns and Gaming — 5.36%
475	Chukchansi Economic Development Authority, Senior Notes, 8.238%, 11/15/12 (g)	B2	466
625	Fontainebleau Las Vegas, LLC, 2nd Mortgage Notes, 10.25%, 06/15/15 (g)	Caa1	550
1,217	Harrah's Operating Company, Senior Notes, 5.50%, 07/01/10	Baa3	1,130
525	Little Traverse Bay Bands of Odawa Indians, Senior Notes, 10.25%, 02/15/14 (g)	B2	528
850	MGM MIRAGE, Senior Notes, 6%, 10/01/09	Ba2	848
2,000	MGM MIRAGE, Senior Secured Notes, 8.50%, 09/15/10	Ba2	2,085
1,100	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 8%, 04/01/12	Ba2	1,122
400	MTR Gaming Group, Inc., Senior Notes, 9.75%, 04/01/10	B2	400
475	MTR Gaming Group, Inc., Senior Subordinated Notes, 9%, 06/01/12	B3	452
1,300	Pokagon Gaming Authority, Senior Notes, 10.375%, 06/15/14 (g)	B3	1,397
1,100	Shingle Springs Tribal Gaming Authority, Senior Secured Notes, 9.375%, 06/15/15 (g)	B3	1,070
1,975	Wynn Las Vegas LLC, Senior Notes, 6.625%, 12/01/14	Ba2	1,940
			11,988

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
Insurance — 1.55%
$375	Alliant Holdings I, Incorporated, Senior Notes, 11%, 05/1/15 (g)	Caa1	$354
1,600	Hub International Limited, Senior Notes, 9%, 12/15/14 (g)	B3	1,434
1,050	Hub International Limited, Senior Subordinated Notes, 10.25%, 06/15/15 (g)	Caa1	898
525	USI Holdings Corporation, Senior Notes 8.744%, 11/15/14 (g)	B3	449
425	USI Holdings Corporation, Senior Subordinated Notes, 9.75%, 05/15/15 (g)	Caa1	345
			3,480
Leisure, Amusement and Entertainment — .54%
1,175	Universal City Development Partners, Ltd., Senior Notes, 11.75%, 04/01/10	B1	1,210
Machinery — .52%
1,125	Columbus McKinnon Corporation, Senior Subordinated Notes, 8.875%, 11/01/13	B1	1,164
Mining, Steel, Iron and Non-Precious Metals — 8.73%
975	Alpha Natural Resources, LLC, Senior Notes, 10%, 06/01/12	B3	1,031
675	Arch Western Finance LLC, Senior Notes, 6.75%, 07/01/13	B1	656
1,225	ESCO Corporation, Senior Notes, 8.625%, 12/15/13 (g)	B2	1,225
350	ESCO Corporation, Senior Notes, 8.866%, 12/15/13 (g)	B2	344
1,125	Foundation PA Coal Company, Senior Notes, 7.25%, 08/01/14	Ba3	1,114
1,375	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.25%, 04/01/15	Ba3	1,457

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$6,450	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375%, 04/01/17	Ba3	$6,918
750	Gerdau Ameristeel Corporation, Senior Notes, 10.375%, 07/15/11	Ba1	788
1,375	Gibraltar Industries, Inc., Senior Subordinated Notes, 8%, 12/01/15	Ba3	1,237
375	Metals USA, Inc., Senior Secured Notes, 11.125%, 12/01/15	B3	390
850	Novelis, Inc., Senior Notes, 7.25%, 02/15/15	B3	801
450	Peabody Energy Corporation, Senior Notes,, 7.375%, 11/01/16	Ba1	462
350	PNA Group, Incorporated 10.375%, 9/01/16	B3	332
550	Ryerson, Inc., Senior Notes, 12%, 11/01/15 (g)	B2	543
575	Steel Dynamics, Inc., Senior Notes, 6.75%, 04/01/15 (g)	Ba2	558
1,150	Steel Dynamics, Inc., Senior Notes, 7.375%, 11/01/12 (g)	Ba2	1,159
575	Tube City IMS Corporation., Senior Subordinated Notes, 9.75%, 02/01/15	B3	523
			19,538
Oil and Gas — 14.14%
75	AmeriGas Partners, L.P., Senior Notes, 7.125%, 05/20/16	B1	73
1,650	AmeriGas Partners, L.P., Senior Notes, 7.25%, 05/20/15	B1	1,621
875	Bristow Group Inc., Senior Notes, 7.50%, 09/15/17 (g)	Ba2	877
725	Chaparral Energy, Inc., Senior Notes, 8.50%, 12/01/15	Caa1	652

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$950	CHC Helicopter Corporation, Senior Subordinated Notes, 7.375%, 05/01/14	B1	$900
2,825	Chesapeake Energy Corporation, Senior Notes, 6.50%, 08/15/17	Ba3	2,723
1,900	Chesapeake Energy Corporation, Senior Notes, 6.875%, 11/15/20	Ba3	1,829
1,000	Cimarex Energy Company, Senior Notes, 7.125%, 05/01/17	B1	990
200	Compagnie Generale De Geophysique-Veritas, Senior Notes, 7.50%, 05/15/15	Ba3	203
1,275	Compagnie Generale De Geophysique-Veritas, Senior Notes, 7.75%, 05/15/17	Ba3	1,289
850	Complete Production Services, Inc., Senior Notes, 8%, 12/15/16	B2	824
1,075	Compton Petroleum Finance Corporation, Senior Notes, 7.625%, 12/01/13	B2	1,016
1,150	Copano Energy, LLC, Senior Notes, 8.125%, 03/01/16	B2	1,161
725	Denbury Resources, Inc., Senior Subordinated Notes, 7.50%, 04/01/13	B1	731
350	Denbury Resources, Inc., Senior Subordinated Notes, 7.50%, 12/15/15	B1	353
575	Encore Acquisition Company, Senior Subordinated Notes, 6.25%, 04/15/14	B1	530
1,075	Encore Acquisition Company, Senior Subordinated Notes, 7.25%, 12/01/17	B1	1,021
425	Ferrellgas, L.P., Senior Notes, 6.75%, 05/01/14	Ba3	417
1,575	Ferrellgas Partners L.P., Senior Notes, 8.75%, 06/15/12	B2	1,620
1,950	Forest Oil Corp., Senior Notes, 7.25%, 06/15/19 (g)	B1	1,965

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$1,450	Hilcorp Energy I, L.P., Senior Notes, 7.75%, 11/01/15 (g)	B3	$1,421
450	Key Energy Services, Inc., Senior Notes, 8.375%, 12/01/14 (g)	B1	459
875	Offshore Logistics, Inc., Senior Notes, 6.125%, 06/15/13	Ba2	840
950	OPTI Canada Inc., Senior Secured Notes, 7.875%, 12/15/14 (g)	B1	927
325	OPTI Canada Inc., Senior Secured Notes, 8.25%, 12/15/14 (g)	B1	321
1,075	PetroHawk Energy Corporation, Senior Notes, 9.125%, 07/15/13	B3	1,130
1,050	Plains Exploration & Production Co., Senior Notes, 7%, 03/15/17	B1	1,004
525	Range Resources Corporation, Senior Subordinated Notes, 6.375%, 03/15/15	Ba3	511
575	Range Resources Corporation, Senior Subordinated Notes, 7.50%, 05/15/16	Ba3	584
825	Range Resources Corporation, Senior Subordinated Notes, 7.50%, 10/1/17	Ba3	836
850	Sabine Pass LNG, L.P., Senior Notes, 7.50%, 11/30/16	Ba3	812
325	Stallion Oilfield Services, Ltd., Senior Notes 9.75%, 02/01/15 (g)	Caa1	299
750	Stewart & Stevenson LLC, Senior Notes, 10%, 07/15/14	B3	754
175	Venoco, Inc., Senior Notes, 8.75%, 12/15/11	Caa1	173
825	W & T Offshore, Inc., Senior Notes, 8.25%, 06/15/14 (g)	B3	773
			31,639

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
Personal, Food and Miscellaneous Services — 4.87%
$3,425	ARAMARK Corporation, Senior Notes, 8.411%, 02/01/15	B3	$3,314
750	FTD, Inc., Senior Subordinated Notes, 7.75%, 02/15/14	B3	705
800	FTI Consulting, Inc., Senior Notes, 7.625%, 06/15/13	Ba2	820
750	FTI Consulting, Inc., Senior Notes, 7.75%, 10/01/16	Ba2	779
1,100	Mac-Gray Corporation, Senior Notes, 7.625%, 08/15/15	B2	1,064
850	O'Charleys, Inc., Senior Subordinated Notes, 9%, 11/01/13	B1	818
1,550	OSI Restaurant Partners, Inc., Senior Notes, 10%, 06/15/15 (g)	Caa1	1,124
475	Real Mex Restaurants, Inc., Senior Secured Notes, 10%, 04/01/10	Ba3	456
900	Restaurant Company, Senior Notes, 10%, 10/01/13	B3	644
425	West Corporation, Senior Subordinated Notes, 9.50%, 10/15/14	Caa1	415
775	West Corporation, Senior Subordinated Notes, 11%, 10/15/16	Caa1	767
			10,906
Personal Non-Durable Consumer Products — 1.14%
800	ACCO Brands Corporation, Senior Subordinated Notes, 7.625%, 08/15/15	B2	716
1,100	Bausch & Lomb, Incorporated, Senior Notes, 9.875%, 11/1/15 (g)	Caa1	1,119
50	Jostens Holding Corporation, Senior Notes, 10.25%, 12/01/13 (b)	B3	47
675	Jostens Intermediate Holding Corp., Senior Subordinated Notes, 7.625%, 10/01/12	B1	677
			2,559

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
Personal Transportation — .42%
$975	Continental Airlines, Inc., Senior Notes, 8.75%, 12/01/11	B3	$929
Printing and Publishing — 6.84%
428	Affinity Group Holding, Inc., Senior Notes, 10.875%, 02/15/12	Caa1	427
850	Affinity Group Inc., Senior Subordinated Notes, 9%, 02/15/12	B3	808
853	CanWest Media Works, Inc., Senior Subordinated Notes, 8%, 09/15/12	B3	801
850	Deluxe Corporation, Senior Notes, 7.375%, 06/01/15	Ba2	845
800	Dex Media West LLC, Senior Subordinated Notes, 9.875%, 08/15/13	B1	834
725	Haights Cross Communications Operating Company, Senior Notes, 11.75%, 08/15/11	Caa1	741
700	Harland Clarke Holdings Corp., Senior Notes 9.50%, 05/15/15	Caa1	607
525	Harland Clarke Holdings Corp., Senior Notes 9.619%, 05/15/15	Caa1	437
3,775	Idearc, Inc., Senior Notes, 8%, 11/15/16	B2	3,454
375	MediaNews Group, Inc., Senior Subordinated Notes, 6.375%, 04/01/14	B3	233
500	MediaNews Group, Inc., Senior Subordinated Notes, 6.875%, 10/01/13	B3	312
300	Nielsen Finance LLC, Senior Notes, 10%, 08/01/14	Caa1	308
575	Quebecor World Capital Corporation, Senior Notes, 6.125%, 11/15/13	Caa3	456
675	Quebecor World, Inc., Senior Notes, 9.75%, 01/15/15 (g)	Caa3	518

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$1,550	R.H. Donnelley Finance Corporation III, Senior Notes, 6.875%, 01/15/13	B3	$1,381
1,325	R.H. Donnelley Inc., Senior Notes, 8.875%, 10/15/17 (g)	B3	1,232
1,125	Valassis Communications, Inc., Senior Notes, 8.25%, 03/01/15	B3	1,013
925	Windstream Regatta Holdings, Inc., Senior Subordinated Notes, 11%, 12/01/17 (g)	B2	911
			15,318
Retail Stores — 5.06%
1,275	Alimentation Couche-Tard, Inc., Senior Subordinated Notes, 7.50%, 12/15/13	Ba2	1,265
575	AutoNation, Inc. Senior Notes, 7%, 04/15/14	Ba2	545
550	AutoNation, Inc. Senior Notes, 7.243%, 04/15/13	Ba2	509
875	Bon-Ton Stores Inc., Senior Notes, 10.25%, 03/15/14	B3	660
2,480	GameStop Corp., Senior Notes, 8%, 10/01/12	Ba3	2,582
1,150	Leslie's Poolmart, Inc., Senior Notes, 7.75%, 02/01/13	B2	1,098
1,400	Nebraska Book Company, Inc., Senior Subordinated Notes, 8.625%, 03/15/12	B3	1,346
1,025	Neiman Marcus Group, Inc., Senior Notes, 9%, 10/15/15	B2	1,056
50	Payless Shoesource, Inc., Senior Subordinated Notes, 8.25%, 08/01/13	B3	47
800	Sally Holdings, LLC, Senior Notes, 9.25%, 11/15/14	B3	792
388	Susser Holdings, LLC, Senior Notes, 10.625%, 12/15/13	B3	402

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
$975	Yankee Candle Company, Inc., Senior Notes, 8.50%, 02/15/15	B3	$898
150	Yankee Candle Company, Inc., Senior Subordinated Notes, 9.75%, 02/15/17	Caa1	137
			11,337
Telecommunications — 15.07%
1,025	ALLTEL Corporation, Senior Notes, 7%, 07/0/12	Caa1	884
875	Broadview Networks Holdings, Inc., Senior Secured Notes, 11.375%, 09/01/12	B3	912
1,075	Centennial Cellular Operating Co. LLC, Senior Notes, 10.125%, 06/15/13	B2	1,123
950	Centennial Communications Corp., Senior Notes, 10%, 01/01/13	Caa1	986
900	Citizens Communications Company, Senior Notes, 6.625%, 03/15/15	Ba2	864
2,450	Citizens Communications Company, Senior Notes, 7.125%, 03/15/19	Ba2	2,346
1,000	Citizens Communications Company, Senior Notes, 9%, 08/15/31	Ba2	1,005
1,625	Cricket Communications, Inc., Senior Notes, 9.375%, 11/01/14	Caa1	1,528
1,750	Cricket Communications, Inc., Senior Notes, 9.375%, 11/01/14 (g)	Caa1	1,645
1,475	Digicel Limited, Senior Notes, 9.25%, 09/01/12 (g)	B3	1,503
900	Digicel Group Limited, Senior Notes, 8.875%, 01/15/15 (g)	Caa2	836
850	GCI, Inc., Senior Notes, 7.25%, 02/15/14	B1	773
875	iPCS, Inc., Senior Secured Notes, 7.036%, 05/01/13	B1	823
825	iPCS, Inc., Senior Secured Notes, 8.161%, 05/01/14	Caa1	771

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$183	Level 3 Communications, Inc., Subordinated Notes, 6%, 03/15/10	Caa3	$167
192	Level 3 Communications, Inc., Subordinated Notes, 6%, 09/15/09	Caa3	180
3,275	MetroPCS Wireless, Inc., Senior Notes, 9.25%, 11/01/14	Caa1	3,078
1,750	Nordic Telephone Company Holdings ApS., Senior Notes, 8.875%, 05/01/16 (g)	B2	1,803
225	PAETEC Holding Corporation, Senior Notes, 9.50%, 07/15/15 (g)	Caa1	220
1,100	Qwest Corporation, Senior Notes, 7.50%, 10/01/14	Ba1	1,114
500	Qwest Corporation, Senior Notes, 7.875%, 09/01/11	Ba1	518
825	Qwest Corporation, Senior Notes, 8.241%, 06/15/13	Ba1	844
975	Qwest Corporation, Senior Notes, 8.875%, 03/15/12	Ba1	1,041
625	Time Warner Telecom Holdings, Inc., Senior Notes, 9.25%, 02/15/14	B3	641
1,075	Triton PCS, Inc., Senior Notes 8.50%, 06/01/13	Caa2	1,118
500	Valor Telecommunications Enterprise, LLC, Senior Notes, 7.75%, 02/15/15	Baa3	534
1,525	Wind Acquistion Finance S.A., Senior Notes, 10.75%, 12/01/15 (g)	B2	1,662
3,850	Windstream Corporation, Senior Notes, 8.625%, 08/01/16	Ba3	4,042
800	Windstream Corporation, Senior Notes, 7%, 03/15/19	Ba3	766
			33,727

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
Textiles and Leather — .58%
$500	AGY Holding Corp., Senior Secured Notes, 11%, 11/15/14 (g)	B2	$485
100	Interface, Inc., Senior Subordinated Notes, 9.50%, 02/01/14	B3	104
759	Rafaella Apparel Group, Inc., Senior Secured Notes, 11.25%, 06/15/11	B2	698
			1,287
Utilities — 11.37%
1,075	AES Corporation, Senior Notes, 9.375%, 09/15/10	B1	1,129
1,350	Dynegy Holdings Inc., Senior Notes 7.50%. 06/01/15	B2	1,269
2,100	Dynegy Holdings Inc., Senior Notes 7.75%, 06/01/19	B2	1,943
2,750	Energy Future Holding Corporation, Senior Notes, 10.875%, 11/1/17 (g)	B3	2,764
2,450	Energy Future Holding Corporation, Senior Notes, 11.25%, 11/1/17 (g)	B3	2,481
500	Mirant Americas Generation, LLC, Senior Notes, 8.30%, 05/01/11	B3	504
775	Mirant North America, LLC, Senior Notes, 7.375%, 12/31/13	B1	779
1,275	NRG Energy, Inc., Senior Notes, 7.25%, 02/01/14	B1	1,243
5,800	NRG Energy, Inc., Senior Notes, 7.375%, 02/01/16	B1	5,669
1,650	Orion Power Holdings, Inc., Senior Notes, 12%, 05/01/10	B2	1,803
650	Reliant Energy, Inc., Senior Notes, 6.75%, 12/15/14	B2	653
900	Reliant Energy, Inc., Senior Notes, 7.625%, 06/15/14	B3	893
800	Reliant Energy, Inc., Senior Notes, 7.875%, 06/15/17	B3	794

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
CORPORATE DEBT SECURITIES — continued
$225	Sierra Pacific Resources, Senior Notes, 7.803%, 06/15/12	Ba3	$235
2,050	Sierra Pacific Resources, Senior Notes, 8.625%, 03/15/14	Ba3	2,188
925	Texas Competitive Electric Holdings, Senior Notes, 10.25%, 11/01/15 (g)	B3	916
175	Williams Companies, Inc., Senior Notes, 7.625%, 07/15/19	Baa3	189
			25,452
	Total Corporate Debt Securities (Total cost of $318,512)		309,287
BANK DEBT SECURITIES — 13.37% (d)
Automobile — .42%
1,000	Allison Transmission, Inc., 7.965%, 08/07/14 (h)	B1	931
Broadcasting and Entertainment — 1.67%
748	Local TV Finance, LLC, 7.31%, 05/07/13 (h)	B2	703
1,000	NV Broadcasting 8.13%, 10/26/13 (h)	(e)	980
2,250	Univision Communications, Inc., 7.207%, 09/29/14 (h)	Ba3	2,047
			3,730
Containers, Packaging and Glass — .33%
750	NewPage Corporation, 8.891%, 11/5/14 (h)	(e)	744
Diversified/Conglomerate Service — .72%
1,750	First Data Corporation, 7.58%, 09/24/14 (h)	Ba3	1,606
Electronics — 1.20%
742	Infor Enterprise Solutions Holdings, Inc., 8.58%, 07/28/12 (h)	B3	703
500	Infor Global Solutions, Inc., 11.08%, 03/15/14 (h)	Caa2	445
2,000	Palm Inc. 8.35%, 04/24/14 (h)	Ba3	1,540
			2,688

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
Healthcare, Education and Childcare — 1.51%
$1,000	Biomet, Inc., 7.926%, 03/25/15 (h)	B1	$989
750	Cengage Learning, Inc., 7.598%, 07/15/14 (h)	B1	708
245	Education Management LLC, 6.625%, 06/01/13 (h)	B2	232
1,500	Laureate Education, Inc., 8.729%, 08/17/14 (h)	B1	1,440
			3,369
Hotels, Motels, Inns and Gaming — .31%
750	Fontainebleau Las Vegas, LLC, 8.40%, 06/06/14 (h)	B2	699
Leisure, Amusement and Entertainment — .41%
1,000	Town Sports International LLC, 6.938%, 08/27/13 (h)	Ba2	920
Oil and Gas — 1.52%
500	Dresser, Inc., 11.129%, 05/04/15 (h)	B3	481
1,500	SandRidge Energy, Inc., 8.625%, 04/01/15 (h)	B3	1,478
750	SandRidge Energy, Inc., 8.854%, 04/01/14 (h)	B3	739
750	Stallion Oilfield Services LTD, 9.384%, 08/01/12 (h)	B3	705
			3,403
Personal, Food and Miscellaneous Services — .10%
249	OSI Restaurant Partners, Inc., 7.125%, 06/14/14 (h)	Ba3	228
Personal Non-Durable Consumer Products — .44%
1,000	Bausch & Lomb, Inc., 8.08%, 04/11/15 (h)	B1	995
Printing and Publishing — .20%
498	Penton Media, Inc., 7.105%, 02/01/13 (h)	B1	449
Retail Stores — .32%
750	Neiman Marcus Group, Inc., 6.939%, 04/08/13 (h)	B2	720
Telecommunications — 1.29%
1,737	MetroPCS Wireless, Inc., 7.188%, 11/03/13 (h)	B3	1,670
500	Telesat Canada, 7.948%, 11/15/14 (h)	B1	487
750	Trilogy International Partners LLC, 8.33%, 06/27/12 (h)	B2	719
			2,876

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1(a))
BANK DEBT SECURITIES — continued
Utilities — 2.93%
$1,750	NRG Energy, Inc., 7.071%, 02/01/13 (h)	Ba1	$1,658
250	NRG Energy, Inc., 7.86%, 02/01/14 (h)	B2	237
2,500	Texas Competitive Electric Holdings LLC B-2 8.396%, 10/10/14 (h)	Ba3	2,452
2,250	Texas Competitive Electric Holdings LLC B-3 8.396%, 10/10/14 (h)	Ba3	2,209
			6,556
	Total Bank Debt Securities (Total cost of $31,222)		29,914
Shares
PREFERRED STOCK — .36% (d)
Automobile — .14%
16,400	General Motors Corporation, Senior Convertible, Series C, Preferred Stock, 6.25%	Caa1	321
Banking — 0.00%
57,935	WestFed Holdings, Inc., Cumulative, Series A, Preferred Stock, 15.50% (a)(c)	(e)	—
Broadcasting and Entertainment — .22%
483	Spanish Broadcasting System, Inc., Series B, Preferred Stock, 10.75%	Caa1	490
	Total Preferred Stock (Total cost of $5,834)		811
COMMON STOCK and WARRANTS — .30% (d)
32,675	B&G Foods, Inc., Enhanced Income Security		584
27,474	WestFed Holdings, Inc., Common Stock (a)(c)		—
10,052	WKI Holding Company, Inc., Common Stock (c)(f)(h)		90
	Total Common Stock and Warrants (Total cost of $2,980)		674

Principal Amount		Moody's Rating (Unaudited)	Value (Note 1(a))
SHORT-TERM INVESTMENTS — 5.71% (d)
$2,000	Alpine Securitization Corp., Commercial Paper, Due 01/24/08, Discount of 4.83%	P-1	$1,994
1,000	Atlantic Asset Securitization LLC, Commercial Paper, Due 01/18/08, Discount of 5.55%	P-1	998
1,000	Bryant Park Funding LLC, Commercial Paper, Due 01/17/08, Discount of 5.04% (g)	P-1	998
2,000	CAFCO, LLC, Commercial Paper, Due 01/11/08, Discount of 4.72%	P-1	1,997
2,000	Electricite de France, Commercial Paper, Due 01/15/08, Discount of 4.95%	P-1	1,996
2,000	KFW International Finance, Inc., Commercial Paper, Due 01/10/08, Discount of 4.52%	P-1	1,998
798	NSTAR, Commercial Paper, Due 01/02/08, Discount of 3.75%	P-1	798
1,000	Park Avenue Receivables Company LLC, Commercial Paper, Due 01/07/08, Discount of 4.95% (g)	P-1	999
1,000	Solitaire Funding Limited, Commercial Paper, Due 01/22/08, Discount of 4.87% (g)	P-1	997
	Total Short-Term Investments (Total cost of $12,775)		12,775
	TOTAL INVESTMENTS (Total cost of $371,323)		$353,461

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2007 — Continued (Dollar Amounts in Thousands)

(a)  Denotes issuer is in bankruptcy proceedings. Income is not being accrued.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2007 was $90.

(d)  Percentages indicated are based on total net assets to common shareholders of $223,822.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1 of the Notes to Financial Statements for valuation policy. Total market value of Rule 144A securities amounted to $66,509 as of December 31, 2007.

(h)  Restricted as to public resale. The total value of restricted securities owned at December 31, 2007 was $30,004 or 13.41% of total net assets to common shareholders.

(i)  Pay-In-Kind Security

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2007
(Dollars in thousands, except per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $371,323 see Schedule of Investments and Notes 1 and 2)	$353,461
CASH	180
RECEIVABLES:
Investment securities sold	253
Interest and dividends	6,301
Swap settlement	143
PREPAID EXPENSES	26
Total assets	$360,364
Liabilities:
PAYABLES:
Investment securities purchased	$3,931
Dividend on common stock	1,755
Dividend on preferred stock	272
INTEREST RATE SWAP, at fair value (Note 6)	289
ACCRUED EXPENSES (Note 3)	230
ACCRUED OFFERING EXPENSES (Note 10)	65
Total liabilities	$6,542
Auction Term Preferred Stock:
$1.00 par value, 1,000,000 shares authorized, 5,200 shares issued and outstanding, liquidation preference of $25,000 per share (Notes 4 and 5)	$130,000
Net Assets	$223,822
Represented By:
COMMON STOCK:
$0.01 par value, 200,000,000 shares authorized, 115,092,801 shares issued and outstanding	$1,151
CAPITAL IN EXCESS OF PAR VALUE	386,942
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	(917)
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(145,203)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND INTEREST RATE SWAPS	(18,151)
Net Assets Applicable To Common Stock (Equivalent to $1.94 per share, based on 115,092,801 shares outstanding)	$223,822

Statement of Operations
For the Year Ended
December 31, 2007 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$27,046
Other income	876
Dividend income	194
Total investment income	$28,116
Expenses:
Cost of leverage:
Preferred and auction fees (Note 5)	$330
Total cost of leverage	$330
Professional services:
Management (Note 3)	$1,191
Custodian and transfer agent	226
Legal (Note 8)	146
Audit	54
Total professional services	$1,617
Administrative:
General administrative (Note 8)	$505
Directors	212
NYSE	93
Shareholder communications	58
Shareholder meeting	40
Miscellaneous	40
Total administrative	$948
Total expenses	$2,895
Net investment income	$25,221
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized gain on investments, net	$1,913
Net swap settlement receipts (Note 6)	$1,988
Change in net unrealized depreciation on investments	$(17,359)
Change in unrealized depreciation on interest rate swap agreement	(4,472)
Total change in net unrealized depreciation on investments and interest rate swap	$(21,831)
Net loss on investments and interest rate swap	$(17,930)
Cost of Preferred Leverage
Distributions to preferred stockholders	$(7,366)
Net decrease in net assets resulting from operations	$(75)

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except per share amounts)

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Operations:
Net investment income	$25,221	$23,504
Realized gain on investments, net	1,913	556
Net swap settlement receipts	1,988	1,680
Change in net unrealized depreciation on investments and other financial instruments	(21,831)	7,014
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders	(7,366)	(6,557)
Net increase (decrease) in net assets resulting from operations	$(75)	$26,197
From Fund Share Transactions:
Proceeds from rights offering (18,593,349 shares), net of $385 of offering costs (Note 10)	$33,641	—
Net asset value of 1,001,260 shares and 1,173,203 shares issued to common stockholders for reinvestment of dividends in 2007 and 2006, respectively	2,204	2,527
Increase in net assets resulting from fund share transactions	$35,845	$2,527
Distributions to Common Stockholders:
From net investment income ($.21 and $.21 per share in 2007 and 2006, respectively)	$(20,947)	$(20,274)
Total net increase in net assets	$14,823	$8,450
Net Assets Applicable to Common Stock:
Beginning of period	$208,999	$200,549
End of period (Including $(917) and $(1,539) of accumulated deficit of net investment income at December 31, 2007 and December 31, 2006, respectively)	$223,822	$208,999

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2007	2006	2005	2004	2003 (b)
NET ASSET VALUE:
Beginning of period	$2.19	$2.13	$2.26	$2.19	$1.89
NET INVESTMENT INCOME	.25 #	.25	.25	.26	.26 #
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(.20 )#	.07	(.11)	.09	.34
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK:	(.05)	(.05)	(.05)	(.05)	(.06)
TOTAL FROM INVESTMENT OPERATIONS	—	.27	.09	.30	.54
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.21)	(.21)	(.22)	(.23)	(.22)
TOTAL DISTRIBUTIONS	(.21)	(.21)	(.22)	(.23)	(.22)
Effect of rights offering and related expenses; and Auction Term Preferred Stock offering costs and sales load	(.04)	—	—	—	(.02)
NET ASSET VALUE:
End of period	$1.94	$2.19	$2.13	$2.26	$2.19
PER SHARE MARKET VALUE:
End of period	$1.71	$2.26	$2.03	$2.19	$2.16
TOTAL INVESTMENT RETURN†	(16.34)%	22.82%	2.47%	12.80%	19.23%

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2007	2006	2005	2004	2003 (b)
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$223,822	$208,999	$200,549	$212,165	$204,705
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)	$130,000	$130,000	$130,000	$130,000	$130,000
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)	$353,822	$338,999	$330,549	$342,165	$334,705
EXPENSE RATIOS:
Ratio of preferred and other leverage expenses to average net assets*	.15%	.16%	.16%	.15%	.16%
Ratio of operating expenses to average net assets*	1.19%	1.21%	1.23%	1.27%	1.56%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.34%	1.37%	1.39%	1.42%	1.72%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	11.66%	11.54%	11.48%	12.02%	12.81%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	.84%	.84%	.85%	.87%	1.05%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	7.28%	7.05%	7.03%	7.38%	7.79%
PORTFOLIO TURNOVER RATE	67.25%	64.08%	61.54%	70.90%	120.47%

  (a)  Dollars in thousands.

  (b)  The Fund issued Series C ATP on October 17, 2003. The per share data and ratios for the year ended December 31, 2003 reflect this transaction.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

  #  Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's August, 2003 and September, 2007 rights offering.

  †  Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2007	2006	2005	2004	2003
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$130,000,000	$130,000,000	$130,000,000	$130,000,000	$130,000,000
ASSET COVERAGE: Per Preferred Stock Share (1)	$68,043	$65,192	$63,567	$65,801	$64,366
INVOLUNTARY LIQUIDATION PREFERENCE: Per Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000
APPROXIMATE MARKET VALUE: Per Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

  (2)  Plus accumulated and unpaid dividends.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2007

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available with a cost of approximately $7,214,000 and a value of $90,000, are valued in good faith at fair market value using methods determined by the Board of Directors.

(b)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2007

discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(c)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(d)  New Accounting Pronouncements—Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 applies to all open tax years as of the date of effectiveness. Management has reviewed the Fund's tax positions for all open tax years (tax years ended December 31, 2003-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 ("FAS 157"), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the Fund's fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however it is not expected to have a material impact on the Fund's net assets or results of operations.

(2) Tax Matters and Distributions

At December 31, 2007, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $372,192,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $2,403,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $21,134,000. Net unrealized loss on investments for tax purposes at December 31, 2007 was approximately $18,731,000.

At December 31, 2007, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$21,821,000	December 31, 2008
67,043,000	December 31, 2009
45,239,000	December 31, 2010
7,387,000	December 31, 2011
125,000	December 31, 2012
954,000	December 31, 2013
1,481,000	December 31, 2014
$144,050,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common and preferred shareholders of approximately $28,257,000 and $26,777,000 in 2007 and 2006, respectively, was from ordinary income.

As of December 31, 2007, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income	$208,000
Undistributed Long-Term Gain	—
Unrealized Loss	$(19,020,000)
Post-October Losses	$(1,137,000)
Preferred Dividend Payable	$(272,000)
Capital Losses Carry Forward	$(144,050,000)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2007

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, and deductibility of preferred stock dividends. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2007, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$1,726,000
Accumulated net realized loss from securities transactions	$32,515,000
Capital in excess of par value	$(34,241,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,191,000 in management fees during the year ended December 31, 2007. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common and auction term preferred stock. At December 31, 2007, the fee payable to T. Rowe Price was approximately $104,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Auction Term Preferred Stock (ATP)

The Fund had 5,200 shares of ATP issued and outstanding at December 31, 2007. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 5.22% – 7.25% for the year ended December 31, 2007. The average dividend rate as of December 31, 2007 was 6.27%.

The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP Auction-Related Matters

Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2007

appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

After each auction, BTC will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $330,000 for service charges for the year ended December 31, 2007. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) Interest Rate Swaps

The Fund entered into an interest payment swap arrangement with Fleet National Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 4.6875% to 5.765% for the year ended December 31, 2007. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

Effective Date	Notional Contract Amount	Maturity	Fixed Annual Rate
11/5/04	$130 million	11/5/09	3.775%

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

The Fund recognizes all freestanding derivative instruments in the balance sheet as either assets or liabilities and measures them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the year ended December 31, 2007, the Fund's obligations under the swap agreements were less than the amount received from Fleet by approximately $1,988,000 and such amount is included in the accompanying statement of operations.

The estimated fair value of the interest rate swap agreement at December 31, 2007 amounted to approximately $289,000 of unrealized loss and is presented in the accompanying balance sheet.

(7) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2007 were approximately:

Cost of purchases	$250,750,000
Proceeds of sales or maturities	$218,986,000

(8) Related Party Transactions

A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $95,000 for the year ended December 31, 2007.

The Fund paid approximately $312,000 during the year ended December 31, 2007 to two officers of the Fund for the provision of certain administrative services.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2007

(9) Investments in Restricted Securities

(Dollars in thousands)

The Fund is permitted to invest in restricted securities. The total restricted securities (excluding 144A issues) at December 31, 2007 amounts to $30,004 and represents 13.41% of net assets to common shareholders.

Description	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value
Allison Transmission, Inc., 7.965%, 08/07/14	10/15/07	$1,000	$983	$931
Bausch & Lomb, Inc., 8.08%, 04/11/15	10/22/07-12/11/07	1,000	998	995
Biomet, Inc., 7.926%, 03/25/15	12/19/07	1,000	991	989
Cengage Learning, Inc., 7.598%, 07/15/14	6/27/07	750	743	708
Dresser, Inc., 11.129%, 05/04/15	5/4/07	500	500	481
Education Management LLC, 6.625%, 06/01/13	8/7/07	245	233	232
First Data Corporation, 7.58%, 09/24/14	11/1/2007-11/6/07	1,750	1,686	1,606
Fontainebleau Las Vegas, LLC, 8.40%, 06/06/14	5/24/07-9/20/07	750	738	699
Infor Enterprise Solutions Holdings, Inc., 8.58%, 07/28/12	7/25/06	742	743	703
Infor Global Solutions, Inc., 11.08%, 03/15/14	3/1/07	500	505	445
Laureate Education, Inc., 8.729%, 08/17/14	9/20/07	1,500	1,444	1,440
Local TV Finance, LLC, 7.31%, 05/07/13	5/7/07-5/17/07	748	749	703
MetroPCS Wireless, Inc., 7.188%, 11/03/13	2/21/2007-2/27/07	1,737	1,759	1,670
Neiman Marcus Group, Inc., 6.939%, 04/08/13	8/15/07-8/22/07	750	733	720
Description	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value
NewPage Corporation, 8.891%, 11/5/14	12/7/07	$750	$728	$744
NRG Energy, Inc., 7.071%, 02/01/13	6/8/07	1,750	1,750	1,658
NRG Energy, Inc., 7.86%, 02/01/14	6/8/07	250	250	237
NV Broadcasting 8.13%, 10/26/13	10/26/07-10/29/07	1,000	988	980
OSI Restaurant Partners, Inc., 7.125%, 06/14/14	5/4/07	249	249	228
Palm Inc. 8.35%, 04/24/14	11/1/07	2,000	1,800	1,540
Penton Media, Inc., 7.105%, 02/01/13	2/6/07	498	498	449
SandRidge Energy, Inc., 8.625%, 04/01/15	3/8/07-3/9/07	1,500	1,506	1,478
SandRidge Energy, Inc., 8.854%, 04/01/14	3/8/07	750	750	739
Stallion Oilfield Services LTD, 9.384%, 08/01/12	7/18/07	750	735	705
Telesat Canada, 7.948%, 11/15/14	10/15/07	500	490	487
Texas Competitive Electric Holdings LLC B-2 8.396%, 10/10/14	10/24/07	2,500	2,494	2,452
Texas Competitive Electric Holdings LLC B-3 8.396%, 10/10/14	10/31/07	2,250	2,250	2,209
Town Sports International LLC, 6.938%, 08/27/13	9/21/07	1,000	955	920
Trilogy International Partners LLC, 8.33%, 06/27/12	6/22/07-6/27/07	750	750	719
Univision Communications, Inc., 7.207%, 09/29/14	3/16/07-10/9/07	2,250	2,228	2,047
WKI Holding Company, Inc., Common Stock	3/13/03	10	2,295	90
Total				$30,004

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2007

(10) Rights Offering

The Fund issued to stockholders of record as of the close of business on July 24, 2007, rights to subscribe for an aggregate of 32,143,181 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. Due to market conditions the Fund extended the expiration date of its transferable rights offering from August 20, 2007 to September 17, 2007. The rights entitled a stockholder to acquire at the subscription price of $1.83 per share one share for each right held. The subscription price was 94% of the average of the last reported sales price of a share on the New York Stock Exchange on the expiration date (September 17, 2007) and on the previous 9 business days. On September 21, 2007 the Fund completed its rights offering. Proceeds of approximately $34,026,000 and shares of 18,593,349 were recorded. Deferred offering expense of approximately $385,000 was netted against the rights offering proceeds.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com

Compliance Certifications

On June 20, 2007, your Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Common and Auction Term Preferred Stock Transactions

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

On October 25, 2007 the Board of Directors, including all of the Directors that are not "interested persons" of the Fund (the "Independent Directors"), approved the continuation of the Advisory Agreement with the Adviser. In considering this action, the Directors requested and reviewed a variety of materials relating to the Fund and the Adviser, including comparative performance, fee and expense information for a group of closed-end high yield debt funds with leveraged capital structures selected by Fund management to be representative of the Fund's principal competitors (the "Peer Group"). The Directors also requested and reviewed performance information for the Lipper CEFHY Leveraged Index, the Lipper CEFHY Non-Leveraged Index, the Lipper High Yield Index, the Credit Suisse High Yield Index, the Lehman Brothers U.S. Corporate High Yield Index, the Merrill Lynch High Yield Index, the J. P. Morgan Global High Yield Index and the Citigroup BB-B Index (the "Indices") and other information regarding the nature, extent and quality of services provided by the Adviser. The Directors also took into account performance, fee, expense and other information regarding the Fund provided to them by the Adviser and Fund management on a quarterly basis throughout the year.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to the Adviser's operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its portfolio management and other professional staff and descriptions of its organizational and management structure, its trade placement policies and its compliance practices. The Directors also took into account information provided periodically since the Board's last renewal of the Advisory Agreement by the Adviser relating to the performance of its duties with respect to the Fund and Fund management, and the Directors' familiarity with the Adviser's management through Board meetings, discussions and reports. In the course of their deliberations regarding the Advisory Agreement, the Directors evaluated, among other things: (a) the services rendered by the Adviser in the past; (b) the qualifications and experience of the Adviser's personnel; and (c) the Adviser's compliance programs. The Directors also took into account the financial condition of the Adviser with respect to its ability to provide the services required under the Advisory Agreement. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well capitalized organization with substantial resources and personnel; (2) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (4) the Adviser's disciplined but flexible investment approach is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's leveraged structure; and (6) the Adviser maintains appropriate compliance programs.

Fund Performance. The Directors noted that according to Lipper Inc., the Fund's total return based on its net asset value (which reflects the effect both of the Fund's fees and expenses and of the costs and effects of the Fund's leverage) was below the median, above the median and above the median for total return performance based on net asset value for funds in the Peer Group for the one year, two year and three year periods ended September 30, 2007, respectively. In addition, the Directors noted that the Fund's total return calculated without taking into account the effect of any fees and expenses or the costs or effects of the Fund's leverage ("gross performance") exceeded the performance of all the Lipper Indices for one year, two year and three year periods ended September 30, 2007; the Fund's gross performance exceeded that of the Citigroup BB-B Index, the Index deemed to be most comparable to the Fund's general investment focus under

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

the Adviser's management, for the one two and three year periods ended September 30, 2007, and the Fund's gross performance for the one, two and three year periods ended September 30, 2007 was comparable to that of the other non-Lipper Indices. In analyzing the Adviser's performance, the Directors took note of the fact that the Adviser commenced its tenure on December 2, 2002 managing an investment portfolio created by the Fund's prior adviser; the Directors also took into account conditions in the high yield debt market during the period since the Adviser was retained and the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability. On the basis of the foregoing, among other considerations associated with the Fund's performance, such as the limitations imposed on portfolio management by the diversification and asset coverage requirements associated with the credit rating for the Fund's auction term preferred stock, the Directors concluded that the Fund's performance is reasonable given the investment/risk profile the Fund has sought to maintain and prevailing conditions in the high yield debt market.

Costs of Services/Adviser Profitability. The Directors determined that information relating to the cost to the Adviser of the services it provides under the Advisory Agreement and the profitability to the Adviser of its relationship with the Fund were not relevant to their consideration of the Advisory Agreement's continuation, since (a) during all relevant time periods there has been no affiliation or other relationship between Fund management or the Directors on one hand and the Adviser on the other hand, that would compromise the complete independence of Fund management and the Directors from the Adviser and (b) the process of selecting the Adviser to succeed Wellington Management Company was characterized by independent evaluation of potential successor firms and arm's length bargaining between Fund management and the Board on one hand, and the Adviser on the other, to determine the terms of, and the fee rate to be paid under, the Advisory Agreement.

Economies of Scale. Given the Fund's advisory fee structure under the Advisory Agreement (which provides for breakpoints), and the Fund's current and anticipated size, the Directors concluded that the Fund's advisory fee adequately reflects any economies of scale the Adviser might enjoy in managing the Fund.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed information relating to the fees paid by open-end funds for which the Adviser serves as investment manager or subadviser, the fee schedule for separate account clients of the Adviser and data from Lipper Inc. on advisory fees paid by funds in the Peer Group. Among other things, the Directors noted that (a) as of September 30, 2007, the effective advisory fee rate for the Fund was lower than the advisory fees the Adviser charges its open-end fund clients; (b) the Fund's advisory fee rate schedule is more favorable than the Adviser's standard fee schedules for high yield debt separate accounts; and (c) the Fund's advisory fee is below those charged by a substantial majority of the Peer Group. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser, the Fund's performance, and the other considerations noted above with respect to the Adviser, the Fund's advisory fees are reasonable.

Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders. Accordingly, on October 25, 2007 the Directors, including all of the Independent Directors, voted to approve continuation of the Advisory Agreement.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The New America High Income Fund, Inc., as of December 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report dated February 17, 2005, expressed an unqualified opinion.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 22, 2008

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad
Marguerite A. Piret

Officers

Robert F. Birch – President
Ellen E. Terry – Vice President, Treasurer
Richard E. Floor – Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers

Independent Directors

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Joseph L. Bower DOB: 09/21/38	Director	Director since 1988	Professor, Harvard Business School since 1963 – as Donald K. David Professor of Business Administration from 1986-2007, Baker Foundation Professor since 2007, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager Program, Chair, the Corporate Leader.	1	Director of Anika Therapeutics, Inc., Sonesta International Hotels Corporation, Loews, Corporation (a conglomerate), and Brown Shoe Company, Inc., and Trustee of TH Lee-Putnam Emerging Opportunities Portfolio.

Bernard J. Korman DOB: 10/13/31	Director	Director since 1987	Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research).	1	Director of Omega Healthcare Investors, Inc. (real estate investment trust), Medical Nutrition USA, Inc. (develops and distributes nutritional products), and Nutramax Products, Inc. (a consumer healthcare products company).

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The New America High Income Fund, Inc. is not part of any fund complex.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — Continued

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Ernest E. Monrad DOB: 5/30/30	Director	Director since 1988*	Trustee since 1960 and Chairman of the Trustees from 1969 to May 2001 of Northeast Investors Trust; Chairman, Assistant Treasurer and a Director since 1981 of Northeast Investors Growth Fund; Director and Vice President of Northeast Investment Management, Inc., until 12/31/06, and Director of Northeast Management & Research Company, Inc.	1

Marguerite A. Piret DOB: 5/10/48	Director	Director since 2004	President and Chief Executive Officer, Newbury, Piret & Company, Inc., (an investment bank).	1	Trustee of Pioneer Funds.

Interested Directors and Officers

Robert F. Birch[4] DOB: 3/12/36	Director and President	Director since 1992	Mutual Fund Director	1	Director of Hyperion Funds and the Brandywine Funds.

Richard E. Floor[5] DOB: 8/3/40	Director and Secretary	Director since 1987	Partner through his professional corporation with the law firm of Goodwin Procter LLP, Boston, Massachusetts.	1	Director of Affiliated Managers Group, Inc.

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The New America High Income Fund, Inc. is not part of any fund complex.

  4  As the Fund's President, Mr. Birch is an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

  5  Mr. Floor is an interested person of the Fund within the meaning of the 1940 Act because, through his professional corporation, Mr. Floor is a partner of Goodwin Procter LLP, counsel to the Fund.

  *  Includes service as Director Emeritus from April 2005 until July 2005.

Ellen E. Terry (D.O.B. 4/9/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of interested Directors. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: c/o The New America High Income Fund, 33 Broad Street, Boston, MA 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer resigns or has been removed.

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American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2007

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Finance.  The code of ethics is posted on the Fund’s web site at
www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit and Nominating Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit and Nominating Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item regarding principal accountants, fees and services appears under the caption “Independent Accountants and Fees” in the Fund’s Proxy Statement dated February 27, 2008 prepared for the Annual Meeting of Shareholders to be held April 24, 2008, which was filed with the SEC via EDGAR on February 29, 2008.  The information under that caption is incorporated herein by reference.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item regarding the audit committee of the Fund appears under the caption “Committees of the Board of Directors and Meetings—Audit and Nominating Committee” in the Fund’s Proxy Statement dated February 27, 2008 prepared for the Annual Meeting of Shareholders to be held April 24, 2008, which was filed with the SEC via EDGAR on February 29, 2008.  The information under that caption is incorporated herein by reference.

ITEM 6.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING POLICIES AND PROCEDURES

At its April 27, 2006 meeting, the Fund’s Board of Directors authorized and directed T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Fund’s investment adviser, to vote proxies relating to the Fund’s portfolio securities in accordance with T. Rowe Price’s proxy voting policies and procedures. T. Rowe Price, as an investment adviser with a fiduciary responsibility to the Fund, analyzes the proxy statements of issuers whose stock is owned by the Fund, if any.

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund  or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Services Group. The Investment Services Group (“Investment Services Group”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Services Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in  establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price does at times deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Anti-takeover and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills.  We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues – Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

•                                                                  Corporate environmental practices;

•                                                                  Board diversity;

•                                                                  Employment practices and employment opportunity;

•                                                                  Military, nuclear power and related energy issues;

•                                                                  Tobacco, alcohol, infant formula and safety in advertising practices;

•                                                                  Economic conversion and diversification;

•                                                                  International labor practices and operating policies;

•                                                                  Genetically-modified foods;

•                                                                  Animal rights; and

•                                                                  Political contributions/activities and charitable contributions.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management – Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee co-chaired by Mark J. Vaselkiv and Paul A. Karpers.  Messrs. Vaselkiv and Karpers share day-to-day responsibility for managing the Fund and work with the Committee in developing and executing the Fund’s investment program.  Their biographies are as follows:

Mark J. Vaselkiv

Mark Vaselkiv is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management.  He serves as President of the T. Rowe Price High Yield Fund and Chairman of the High Yield Fund Investment Advisory Committee, as well as being a member of the Fixed Income Steering Committe.  Prior to joining the firm in 1988, he was employed as a Vice President, analyzing and trading high-yield debt securities for Shenkman Capital Management, Inc., New York, and a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company.  Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

Paul A. Karpers, CFA

Paul Karpers is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a High Yield Portfolio Manager/Credit Analyst in the Fixed Income Group. He is a Vice President of the T. Rowe Price High Yield Fund, Inc., and T. Rowe Price Institutional Income Funds, Inc., and Chairman of the T. Rowe Price Institutional High Yield Fund Advisory Committee.  Prior to joining the firm in 1995, he was an Analyst with the Vanguard Group in Philadelphia.  Paul earned a B.S. in Finance from LaSalle University and an M.B.A. with concentrations in Finance and Information Systems from New York University.  He has also achieved the Chartered Financial Analyst accreditation and is a member of the Association for Investment Management and Research and the Baltimore Securities Analyst Society.

Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets
• registered investment companies:	9	$6,508.6 million
• other pooled investment vehicles:	10	$1,915.0 million
• other accounts:	14	$2,075.7 million
As of 12/31/2007.

Paul Karpers:

	Number of Accounts	TOTAL Assets
• registered investment companies:	1	$356.0 million
• other pooled investment vehicles:	0	—
• other accounts:	0	—
As of 12/31/2007.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. CS First Boston High Yield) and an applicable Lipper index (ex. High Current Yield Funds Average), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity.  The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None
Paul A. Karpers	New America High Income Fund	None

* As of 12/31/2007.

Item 8(b) – Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

The Fund’s Code of Ethics for Principal Executive and Senior Financial Officers was filed with the SEC via Edgar on March 7, 2005 as Exhibit 99 to the Registrant’s Annual Report on Form N-CSR (File No. 811-05399) for the fiscal year ended December 31, 2004 and is incorporated by reference herein.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President and Director
Date:	March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President
Date:	March 10, 2008

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 10, 2008